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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




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       Date of Report (Date of earliest event reported): January 25, 2000
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                               VENATOR GROUP, INC.
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             (Exact name of registrant as specified in its charter)



      New York                         No. 1-10299               13-3513936
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(State or other jurisdiction          (Commission               (IRS Employer
of incorporation)                     File Number)           Identification No.)



233 Broadway, New York, New York                                     10279-0003
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (212) 553-2000
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Item 5.    Other Events.

     On January 25, 2000, the Registrant announced a series of steps designed to further reduce its cost structure and streamline its corporate and divisional operations to better position itself in 2000 and beyond. The Registrant plans to
(i) close a total of 358 stores that are not meeting performance targets, (ii) consolidate the managements of Kids and Lady Foot Locker into one organization and reduce the worldwide Foot Locker divisional staff; (iii) close the Champs Sports distribution center located in Maumelle, Arkansas and consolidate its operation with the Foot Locker facility located in Junction City, Kansas, and
(iv) reduce sales support and corporate staff by over 30 percent and move the corporate offices into its Foot Locker headquarters location in mid-town Manhattan. The after-tax restructuring charge associated with this announcement is expected to total $53 million, or $0.39 per share, which will be included in reported results of the fourth quarter. (See Exhibit 99, which, in its entirety, is incorporated herein by reference.)

Item 7.    Financial Statements and Exhibits.

           (c)  Exhibits

     In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on page 3.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.


                                                     VENATOR GROUP, INC.
                                                     -------------------
                                                       (Registrant)


Date:  February 2, 2000                          By:  /s/ Robert W. McHugh
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                                                      Robert W. McHugh
                                                      Vice President and
                                                      Chief Accounting Officer

















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                               VENATOR GROUP, INC.

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K


Exhibit No. in Item 601
   of Regulation S-K                            Description
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         99                          News Release dated January 25, 2000































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